GOODWILL ON ACQUISITIONS, NET	12 Months Ended
Dec. 31, 2023
GOODWILL ON ACQUISITIONS, NET
GOODWILL ON ACQUISITIONS, NET

NOTE 9 — GOODWILL ON ACQUISITIONS, NET

During the year ended December 31, 2022, the Company completed an acquisition. The acquisition was expected to strengthen the Company’s business expansion and to generate synergy with the Company’s organic business. The results of the acquired entity’s operations have been included in the Company’s consolidated financial statements since the date of acquisition. The Company completed the valuation necessary to assess the fair value of the acquired assets and liabilities, resulting from which the amounts of goodwill were determined and recognized as of the acquisition date.

As of December 31, 2022, management had recorded a total provisional goodwill of $11.7 million arising from acquisition. As of December 31, 2023, management completed a quantitative goodwill impairment analysis and indicated an impairment of Oriental Wisdom and recorded a non-cash impairment charge of $4.9 million. The final goodwill arising from the acquisitions is dependent on the completion of the valuation of the assets acquired and liabilities assumed (including any intangible assets). Adjustments to the provisional amount may be required upon finalization of the valuation of net assets. There is a twelve-month period to finalize the purchase price allocation, accordingly management's assessment is provisional at this time.

Goodwill arising from the business combinations, which are not tax deductible, are mainly attributable to synergies expected to be achieved from the acquisitions.

The movement of goodwill for the years ended December 31, 2023 and 2022 are as follows:

Total
Balance as of December 31, 2021	-
Acquisition of Oriental Wisdom	$9,481,547
Balance as of December 31, 2022	9,481,547
Impairment of goodwill in relation to Oriental Wisdom	(2,734,004)
Balance as of December 31, 2023	$6,747,543